UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2013

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 22, 2013, BBCN Bancorp, Inc. (“BBCN”) issued a press release concerning its results of operations and financial condition for the second quarter ended and as of June 30, 2013. A copy of the July 22, 2013 press release, as revised to correct an error, is attached hereto as Exhibit 99.1.

The second paragraph of the press release stated that all regulatory approvals had been obtained for the Company’s pending acquistion of Foster Bankshares, Inc.  That paragraph has been corrected to state:  “The Company also announced the receipt of all federal regulatory approvals for the previously announced acquisition of Chicago-based Foster Bankshares, Inc. BBCN anticipates receiving formal written approvals from the California and Illinois banking regulatory agencies shortly, and plans on completing the transaction in early August 2013, subject to the satisfaction of other customary closing conditions. Foster Bank, a wholly owned subsidiary of Foster Bankshares, is a state-chartered bank, operating eight branches in the Chicago metropolitan area and one branch in Annandale, Virginia.”

Item 8.01  Other Events.

On July 23, 2013, BBCN issued a press release announcing that its Board of Directors declared an increase in its quarterly cash dividend to $0.075 per common share.  The cash dividend will be paid on or about August 16, 2013 to all stockholders of record as of August 2, 2013.

The information included in this report pursuant to Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated July 22, 2013 concerning results of operations and financial condition for the first quarter ended and as of June 30, 2013 (corrected version).

99.2	Press release dated July 23, 2013 announcing the declaration of an increased.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: July 26, 2013	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated July 22, 2013 concerning results of operations and financial condition for the first quarter ended and as of June 30, 2013 (corrected version).

99.2	Press release dated July 23, 2013 announcing the declaration of an increased.